Note 7 - Income and Mining Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income and Mining Taxes
Note 7: Income and Mining Taxes
Major components of our income and mining tax benefit (provision) for the years ended December 31, 2023, 2022 and 2021 are as follows (in thousands):

	2023	2022	2021
Current:
Domestic	$(3,846)	$(3,915)	$(7,073)
Foreign	(3,322)	(5,119)	(6,316)

Total current income and mining tax provision	(7,168)	(9,034)	(13,389)

Deferred:
Domestic	(17,058)	2,064	43,708
Foreign	23,004	14,536	(750)

Total deferred income and mining tax benefit	5,946	16,600	42,958

Total income and mining tax (provision) benefit	$(1,222)	$7,566	$29,569

Domestic and foreign components of income (loss) before income and mining taxes for the years ended December 31, 2023, 2022 and 2021 are as follows (in thousands):

	2023	2022	2021
Domestic	$43,745	$(6,343)	$38,003
Foreign	(126,740)	(38,571)	(32,477)

Total	$(82,995)	$(44,914)	$5,526

The annual tax benefit (provision) is different from the amount that would be provided by applying the statutory federal income tax rate to our pretax income (loss). The reasons for the difference are (in thousands):

	2023		2022		2021
Computed “statutory” benefit (provision)	$17,429	21%	$9,432	21%	$(1,161)	21%
Percentage depletion	4,205	5	8,542	19	8,076	(146)
Change in valuation allowance	(20,016)	(24)	(8,113)	(18)	38,058	(689)
State taxes, net of federal tax benefit	(2,731)	(3)	(158)	—	965	(17)
Foreign currency remeasurement of monetary assets and liabilities	(4,155)	(5)	4,559	10	(3,625)	66
Rate differential on foreign earnings	6,553	8	1,515	3	2,445	(44)
Compensation	(1,636)	(2)	173	0	1,094	(20)
Mining and other taxes	(1,359)	(2)	(6,609)	(15)	(13,799)	250
Other	488	1	(1,775)	(3)	(2,484)	45

Total (provision) benefit	$(1,222)	(1)%	$7,566	17%	$29,569	(535)%

At December 31, 2023 and 2022, the net deferred tax liability was $102.0 million and $104.7 million, respectively. The individual components of our net deferred tax assets and liabilities are reflected in the table below (in thousands).

	December 31,
	2023	2022
Deferred tax assets:
Accrued reclamation costs	$33,451	$33,007
Deferred exploration	22,341	22,584
Foreign net operating losses	52,091	71,391
Domestic net operating losses	214,137	211,381
Foreign exchange loss	22,247	24,235
Foreign tax credit carryforward	2,026	2,493
Miscellaneous	35,060	39,628

Total deferred tax assets	381,353	404,719
Valuation allowance	(100,910)	(72,856)

Total deferred tax assets	280,443	331,863

Deferred tax liabilities:
Miscellaneous	(12,950)	(9,020)
Properties, plants and equipment	(369,445)	(427,584)

Total deferred tax liabilities	(382,395)	(436,604)

Net deferred tax liability	$(101,952)	$(104,741)

We evaluated the positive and negative evidence available to determine the amount of valuation allowance required on our deferred tax assets. At December 31, 2023, the balance of our valuation allowances was $100.9 million compared to $72.9 million at December 31, 2022. We retained a balance of valuation allowance on Hecla US operations at December 31, 2023 of $4.3 million for state loss carryforwards and foreign tax credits. In the Nevada U.S. Group, the scheduling of reversing deferred tax assets and liabilities determined that existing tax loss carryforwards subject to the limitation of eighty percent reduction of taxable income may be limited in the future. A valuation allowance is recorded for $35.1 million. Due to cessation of operations in Mexico at the end of 2020, we are uncertain when a source of taxable income
will be available in that jurisdiction. Therefore, a valuation allowance of $13.2 million was retained on deferred tax assets in Mexico. As of December 31, 2023, a $48.3 million valuation
allowance is recorded for Canadian jurisdictions, primarily related to the Alexco acquisition in 2022. The changes in the valuation allowance for the years ended December 31, 2023, 2022 and 2021, are as follows (in thousands):

	2023	2022	2021
Balance at beginning of year	$(72,856)	$(39,152)	$(77,210)
Valuation allowance on deferred tax assets acquired with the ATAC (2023) and Alexco (2022) acquisitions	(8,077)	(25,591)	—
Increase related to non-recognition of deferred tax assets due to uncertainty of recovery and increase related to non-utilization of net operating loss carryforwards	(21,114)	(13,256)	(20,304)
Decrease related to either or a combination of (i) utilization, (ii) release due to future benefit, and (iii) expiration of deferred tax assets as applicable	1,137	5,143	58,362

Balance at end of year	$(100,910)	$(72,856)	$(39,152)

As of December 31, 2023, for U.S. income tax purposes, we have federal and state net operating loss carryforwards of $893.6 million and $418.0 million, respectively. U.S. net operating loss carryforwards for periods arising before January 1, 2018 have a 20-year expiration period, the earliest of which could expire in 2028. U.S. net operating loss carryforwards of $408.2 million arising in 2018 and future periods have an indefinite carryforward period. We have foreign and provincial net operating loss carryforwards of $188.5 million each, which expire between 2031 and 2043. Our utilization of U.S. net operating loss carryforwards may be subject to annual limitations if there is a change in control as defined under Internal Revenue Code Section 382. As of December 31, 2023, no change in control has occurred in the Hecla U.S. group. Net operating losses acquired with the Nevada U.S. Group are subject to limitation under Internal Revenue Code Section 382. However, the annual limitation is not expected to have a material impact on our ability to utilize the losses.

We have Internal Revenue Code Section 163(j) interest expense limitation carryforwards of $3.4 million in Hecla US as of December 31, 2023. The carryforward results in a future tax benefit of $0.7 million and has an indefinite carryforward period. In the Nevada U.S. Group we have 163(j) interest expense limitation carryforwards of $20.6 million as of December 31, 2023. The carryforward results in a future tax benefit of $4.3 million and has an indefinite carryforward period.
As of December 31, 2023, we have foreign tax credit carryforwards of $2.0 million. The carryforward period for foreign tax credits is 10 years. Our foreign tax credits will expire between 2024 and 2026.
We file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. We are no longer subject to income tax examinations by U.S. federal and state tax authorities for years prior to 2008, or examinations by foreign tax authorities for years prior to 2017. We are currently under examination in certain local Canadian tax jurisdictions. However, we do not anticipate any material adjustments.
We had no unrecognized tax benefits as of December 31, 2023 or 2022. Due to the net operating loss carryover provision, coupled with the lack of any unrecognized tax benefits, we have not provided for any interest or penalties associated with any unrecognized tax benefits. If interest and penalties were to be assessed, our policy is to charge interest to interest expense, and penalties to other operating expense. It is not anticipated that there will be any significant changes to unrecognized tax benefits within the next 12 months.